UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 21, 2009

ARVINMERITOR, INC.
(Exact name of registrant as specified in its charter)

                         Indiana                              1-15983                        38-3354643
          (State or other jurisdiction        (Commission                  (IRS Employer

                 of incorporation)                     File No.)                    Identification No.)

2135 West Maple Road

Troy, Michigan
(Address of principal executive offices)

48084-7186
(Zip code)

Registrant’s telephone number, including area code: (248) 435-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.      Completion of Acquisition or Disposition of Assets.

      On September 21, 2009, ArvinMeritor, Inc. (“ArvinMeritor” or “Seller”) completed the sale of its Wheels business – formerly a division of ArvinMeritor’s Light Vehicle Systems segment (the “Wheels Business”) – to Iochpe-Maxion S.A., a Brazilian producer of wheels and frames for commercial vehicles, railway freight cars and castings (“Buyer”) for approximately $180 million, less certain taxes and adjustments for working capital and net debt. ArvinMeritor expects to use the net proceeds of $169 million from the sale to reduce outstanding balances on its revolving credit facility in advance of its fourth fiscal quarter end. ArvinMeritor reiterated that it expects to remain in compliance with its financial covenant in the fourth quarter of fiscal year 2009. ArvinMeritor expects to recognize a gain during the fourth quarter of fiscal year 2009 with respect to the sale of Wheels Business.

The sale of the Wheels Business was consummated pursuant to a Purchase and Sale Agreement between ArvinMeritor, the Buyer and the other parties named therein, dated as of August 4, 2009 (the “Agreement”), which was filed as exhibit 10 to ArvinMeritor’s Report on Form 10-Q for the quarter ended June 28, 2009 (the “Form 10-Q”). The Agreement contains customary representations, warranties and covenants of the Seller and the Buyer as further set forth in the Agreement. The Agreement also includes provisions governing the retention by the Seller and assumption by the Buyer of responsibilities with regard to environmental, warranty and other liabilities; transition of employees and responsibility for employee compensation and benefits; tax matters and post-closing taxes; use of trademarks and logos; and post-closing indemnities between the Seller and the Buyer for losses arising from specified events.

This description is only a summary of, and is qualified in its entirety by reference to, the terms of the Agreement, which is filed as an exhibit to the Form 10-Q.

Item 8.01.     Other Events

As reported in ArvinMeritor’s Form 8-K filed September 8, 2009, ArvinMeritor on that date entered into a new, two-year U.S. receivables financing arrangement (the “New Facility”) in an aggregate principal amount outstanding at any one time of not to exceed $105 million. On September 23, 2009, ArvinMeritor increased the total commitment under the New Facility from $105 million to $125 million. The increase is a result of additional Lender(s) added to the commitment. GMAC Commercial Finance LLC, as Agent, consented to the increase. Availability under the New Facility will continue to be subject to a borrowing base formula that provides for an 80% advance rate against eligible receivables less certain reserves.

Forward-Looking Statements

This Form 8-K contains statements relating to future results of the company (including certain projections and business trends) that are “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995.  Forward-looking statements are typically identified by words or phrases such as “believe,” “expect,” “anticipate,” “estimate,” “should,” “are likely to be,” “will” and similar expressions.  There are risks and uncertainties relating to our ability to obtain any needed waiver or amendment to our credit agreement; our ability to achieve anticipated or continued cost savings from reduction actions; and our ability to execute the Company’s announced plans for the Body Systems and Chassis Systems businesses of LVS, including the timing and certainty of completion or the terms upon which any sale agreement with respect to any portion of the business may be made and the amount of any exit costs. In addition, actual results may differ materially from those projected as a result of certain risks and uncertainties, including but not limited to those detailed from time to time in filings of the company with the SEC. These forward-looking statements are made only as of the date hereof, and the company undertakes no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as otherwise required by law.

Item 9.01	Financial Statements and Exhibits

         (b) Pro Forma Information

The following pro forma condensed consolidated financial statements of ArvinMeritor are included in this Form 8-K:

•	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the nine months ended June 30, 2009
•	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the nine months ended June 30, 2008
•	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended September 30, 2008
•	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended September 30, 2007
•	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended September 30, 2006
•	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARVINMERITOR, INC.

Date: September 25, 2009	By:	/s/	Jeffrey A. Craig
Jeffrey A. Craig
Senior Vice President and Chief Financial Officer

Unaudited Pro Forma Condensed Consolidated Financial Information

The unaudited pro forma condensed consolidated financial information presented below is for informational purposes only and does not purport to represent, or be indicative of, what the results of operations or financial position of ArvinMeritor would have been had the transactions specified below occurred on the dates indicated, or to project the results of operations or financial position of ArvinMeritor for any future periods. The unaudited pro forma condensed consolidated financial information is subject to the assumptions and adjustments set forth in the accompanying notes. Management believes that the assumptions used and adjustments made are reasonable under the circumstances and all necessary adjustments have been made.

The unaudited pro forma condensed consolidated financial information should be read in conjunction with Management’s Discussion and Analysis of Financial Condition and Results of Operations and the historical financial statements and related notes thereto of ArvinMeritor for the nine months ended June 30, 2009 and 2008 included in the Quarterly Report on Form 10-Q filed with the SEC on August 7, 2009, and for the years ended September 30, 2008, 2007 and 2006 included in the Annual Report on Form 10-K filed with the SEC on November 21, 2008.

Unaudited pro forma condensed consolidated financial information as of June 30, 2009 and for the nine months ended June 30, 2009 and 2008

As noted under Item 2.01. Completion of Acquisition or Disposition of Assets above, ArvinMeritor completed the sale of its Wheels business on September 21, 2009. The unaudited pro forma condensed consolidated statements of operations for the nine months ended June 30, 2009 and 2008 and the unaudited pro forma condensed consolidated balance sheet at June 30, 2009 include adjustments to the historical financial statements to reflect the disposition of the Wheels business.

The historical financial information as of June 30, 2009 and for the nine months ended June 30, 2009 and 2008 has been derived from the unaudited consolidated financial statements included in the company’s Quarterly Report on Form 10-Q filed with the SEC on August 7, 2009. The unaudited pro forma condensed consolidated statements of operations for the nine months ended June 30, 2009 and 2008 were prepared as if the disposition of Wheels business occurred on the first day of the respective fiscal years. The unaudited pro forma condensed consolidated balance sheet was prepared as if the disposition occurred as of June 30, 2009.

Unaudited pro forma condensed consolidated financial information for the three years ended September 30, 2008

In the third quarter of fiscal year 2009, ArvinMeritor sold its 51 percent interest in Gabriel de Venezuela, substantially completed the sale of its Gabriel Ride Control North America business and signed a binding letter of intent to sell its 57 percent interest in Meritor Suspension Systems Company (MSSC). Accordingly, these businesses, as well as ArvinMeritor’s chassis joint venture in China, all of which were components of the Light Vehicle Systems (LVS) segment, were presented as discontinued operations in the consolidated statement of operations and related notes to the consolidated financial statements for the nine month period ended June 30, 2009 included in ArvinMeritor’s Quarterly Report on Form 10-Q filed on August 7, 2009. MSSC and the company’s chassis joint venture in China were classified as held for sale at June 30, 2009 and accordingly their assets and liabilities were included in assets and liabilities of discontinued operations at June 30, 2009.

The unaudited pro forma condensed consolidated statements of operations for the three years ended September 30, 2008, 2007 and 2006 include adjustments to the historical financial statements to reflect the disposition of the Wheels business, Gabriel Ride Control North America and Gabriel de Venezuela, and the planned disposition of Meritor Suspension Systems Company and ArvinMeritor’s chassis joint venture in China.

The historical financial information for the years ended September 30, 2008, 2007 and 2006 has been derived from the audited consolidated financial statements included in the company’s Annual Report on Form 10-K filed with the SEC on November 21, 2008.

The unaudited pro forma condensed consolidated statements of operations for the years ended September 30, 2008, 2007 and 2006 were prepared as if the dispositions or the planned dispositions occurred on the first day of the respective fiscal years.

ARVINMERITOR, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED JUNE 30, 2009

(In millions, except per share amounts)

	As Reported (a)	Disposition of Wheels (b)	Pro Forma
Sales	$3,280	$156	$3,124
Cost of sales	(3,043)	(140)	(2,903)
GROSS MARGIN	237	16	221
Selling, general and administrative	(228)	(4)	(224)
Restructuring costs	(78)	(3)	(75)
Asset impairment charges	(223)	—	(223)
Other operating expense, net	(1)	—	(1)
OPERATING INCOME (LOSS)	(293)	9	(302)
Equity in earnings of affiliates	8	—	8
Interest expense, net	(65)	—	(65)
INCOME (LOSS) BEFORE INCOME TAXES	(350)	9	(359)
Provision for income taxes	(665)	(1)	(664)
Minority interest	(6)	—	(6)
INCOME (LOSS) FROM CONTINUING OPERATIONS	$(1,021)	$8	$(1,029)

LOSS FROM CONTINUING OPERATIONS PER SHARE
Basic and diluted	$(14.08)		$(14.19)

Basic and diluted average common shares outstanding	72.5		72.5

Notes:

(a)

Represents historical condensed consolidated statement of operations as reported by ArvinMeritor, Inc. for the nine month period ended June 30, 2009 in its Quarterly Report on Form 10-Q filed with the SEC on August 7, 2009.

(b)	Reflects the elimination of the revenues and expenses of the company’s Wheels business from the continuing operations of the company for the nine month period ended June 30, 2009.

ARVINMERITOR, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED JUNE 30, 2008

(In millions, except per share amounts)

	As Reported (a)	Disposition of Wheels (b)	Pro Forma
Sales	$5,101	$242	$4,859
Cost of sales	(4,637)	(198)	(4,439)
GROSS MARGIN	464	44	420
Selling, general and administrative	(309)	(3)	(306)
Restructuring costs	(9)	—	(9)
Other operating expense, net	(1)	—	(1)
OPERATING INCOME	145	41	104
Equity in earnings of affiliates	29	—	29
Interest expense, net	(65)	(1)	(64)
INCOME BEFORE INCOME TAXES	109	40	69
Provision for income taxes	(20)	(5)	(15)
Minority interest	(10)	—	(10)
INCOME FROM CONTINUING OPERATIONS	$79	$35	$44

INCOME FROM CONTINUING OPERATIONS PER SHARE
Basic	$1.09		$0.61
Diluted	$1.09		$0.61

Basic average common shares outstanding	72.1		72.1
Diluted average common shares outstanding	72.6		72.6

Notes:

(a)

Represents historical condensed consolidated statement of operations as reported by ArvinMeritor, Inc. for the nine month period ended June 30, 2008 in its Quarterly Report on Form 10-Q filed with the SEC on August 7, 2009.

(b)	Reflects the elimination of the revenues and expenses of the company’s Wheels business from the continuing operations of the company for the nine month period ended June 30, 2008.

ARVINMERITOR, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 2008

(In millions, except per share amounts)

	As Reported (a)	Discontinued Operations (b)	Pro Forma
Sales	$7,167	$777	$6,390
Cost of sales	(6,514)	(686)	(5,828)
GROSS MARGIN	653	91	562
Selling, general and administrative	(444)	(29)	(415)
Restructuring costs	(20)	(11)	(9)
Other operating expense, net	(3)	—	(3)
OPERATING INCOME	186	51	135
Equity in earnings of affiliates	38	—	38
Interest expense, net	(83)	(3)	(80)
INCOME BEFORE INCOME TAXES	141	48	93
Provision for income taxes	(217)	(16)	(201)
Minority interest	(15)	(4)	(11)
INCOME (LOSS) FROM CONTINUING OPERATIONS	$(91)	$28	$(119)

LOSS FROM CONTINUING OPERATIONS PER SHARE
Basic and diluted	$(1.26)		$(1.65)

Basic and diluted average common shares outstanding	72.1		72.1

Notes:

(a)

Represents historical condensed consolidated statement of operations as reported by ArvinMeritor, Inc. for the year ended September 30, 2008 in its Annual Report on Form 10-K filed with the SEC on November 21, 2008.

(b)	Reflects the elimination of the revenues and expenses of the company’s Wheels business, Gabriel Ride Control North America, Gabriel de Venezuela, Meritor Suspension Systems Company and company’s chassis joint venture in China from the continuing operations of the company for the year ended September 30, 2008.

ARVINMERITOR, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 2007

(In millions, except per share amounts)

	As Reported (a)	Discontinued Operations (b)	Pro Forma
Sales	$6,449	$729	$5,720
Cost of sales	(5,957)	(634)	(5,323)
GROSS MARGIN	492	95	397
Selling, general and administrative	(379)	(23)	(356)
Restructuring costs	(71)	(9)	(62)
Other operating income (expense), net	11	12	(1)
OPERATING INCOME	53	75	(22)
Equity in earnings of affiliates	34	—	34
Interest expense, net	(110)	(1)	(109)
INCOME (LOSS) BEFORE INCOME TAXES	(23)	74	(97)
Benefit (provision) for income taxes	8	(10)	18
Minority interest	(15)	(6)	(9)
INCOME (LOSS) FROM CONTINUING OPERATIONS	$(30)	$58	$(88)

LOSS FROM CONTINUING OPERATIONS PER SHARE
Basic and diluted	$(0.43)		$(1.25)

Basic and diluted average common shares outstanding	70.5		70.5

Notes:

(a)

Represents historical condensed consolidated statement of operations as reported by ArvinMeritor, Inc. for the year ended September 30, 2007 in its Annual Report on Form 10-K filed with the SEC on November 21, 2008.

(b)	Reflects the elimination of the revenues and expenses of the company’s Wheels business, Gabriel Ride Control North America, Gabriel de Venezuela and Meritor Suspension Systems Company from the continuing operations of the company for the year ended September 30, 2007.

ARVINMERITOR, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 2006

(In millions, except per share amounts)

	As Reported (a)	Discontinued Operations (b)	Pro Forma
Sales	$6,415	$718	$5,697
Cost of sales	(5,910)	(634)	(5,276)
GROSS MARGIN	505	84	421
Selling, general and administrative	(336)	(21)	(315)
Restructuring costs	(18)	(1)	(17)
Other operating income, net	20	5	15
OPERATING INCOME	171	67	104
Equity in earnings of affiliates	32	—	32
Interest expense, net	(131)	(1)	(130)
INCOME BEFORE INCOME TAXES	72	66	6
Benefit (provision) for income taxes	54	(16)	70
Minority interest	(14)	(8)	(6)
INCOME FROM CONTINUING OPERATIONS	$112	$42	$70

INCOME FROM CONTINUING OPERATIONS PER SHARE
Basic	$1.62		$1.01
Diluted	$1.60		$1.00

Basic average common shares outstanding	69.3		69.3
Diluted average common shares outstanding	70.2		70.2

Notes:

(a)

Represents historical condensed consolidated statement of operations as reported by ArvinMeritor, Inc. for the year ended September 30, 2006 in its Annual Report on Form 10-K filed with the SEC on November 21, 2008.

(b)	Reflects the elimination of the revenues and expenses of the company’s Wheels business, Gabriel Ride Control North America, Gabriel de Venezuela and Meritor Suspension Systems Company from the continuing operations of the company for the year ended September 30, 2006.

ARVINMERITOR, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

AS OF JUNE 30, 2009
(In millions)

	As Reported (a)	Disposition of Wheels (b)	Pro Forma Adjustments		Pro Forma
CURRENT ASSETS
Cash and cash equivalents	$76	$3	$—		$73
Receivables, net	679	30	—		649
Inventories	401	24	—		377
Other current assets	114	14	—		100
Assets of discontinued operations	53	—	—		53
TOTAL CURRENT ASSETS	1,323	71	—		1,252
OTHER ASSETS	1,304	91	—		1,213
TOTAL ASSETS	$2,627	$162	$—		$2,465

CURRENT LIABILITIES
Short-term debt	$109	$17	$—		$92
Accounts payable	671	43	—		628
Other current liabilities	540	14	—		526
TOTAL CURRENT LIABILITIES	1,320	74	—		1,246
LONG-TERM DEBT	1,235	—	(169)	(c)	1,066
OTHER LIABILITIES	918	—	—		918
MINORITY INTERESTS	26	—	—		26
SHAREOWNERS’ EQUITY	(872)	—	81	(d)	(791)
TOTAL LIABILITIES AND SHAREOWNERS’ EQUITY	$2,627	$74	$(88)		$2,465

Notes:

(a)	Represents historical condensed consolidated balance sheet as reported by ArvinMeritor, Inc. as of June 30, 2009 in its Quarterly Report on Form 10-Q filed with the SEC on August 7, 2009.

(b)	Reflects the elimination of the assets and liabilities of the company’s Wheels business from the balance sheet pursuant to the sale of this business.

(c)	Represents net cash proceeds from the sale of the Wheels business to be used to reduce amounts outstanding under the company’s revolving credit facility.

(d)	Represents estimated gain on sale the of the company’s Wheels business.